Conflict Minerals Report
IXIA

This Conflict Minerals Report ("Report") of Ixia ("Ixia" or "we") for the year ended December 31, 2015 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the "Rule"), as adopted by the Securities and Exchange Commission (the "SEC") pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain minerals originating in the Democratic Republic of the Congo or any country that shares an internationally recognized border with the Democratic Republic of the Congo (collectively, the "Covered Countries"). The minerals subject to Rule 13p-1 are gold, columbite-tantalite (coltan), cassiterite, and wolframite, including their derivatives which are limited to tantalum, tin and tungsten (collectively. the "Conflict Minerals").

Pursuant to Rule 13p-1, if, based upon a reasonable country of origin inquiry, a registrant has reason to believe that any of the Conflict Minerals in its supply chain may have originated in one of the Covered Countries, or if such registrant is unable to determine the country of origin of those Conflict Minerals, then it must file a Conflict Minerals Report with the SEC describing the due diligence measures it has undertaken or will undertake regarding the source and chain of custody of the Conflict Minerals. Due to the limitations on our ability to determine the country of origin and the chain of custody of Conflict Minerals necessary to the functionality or production of our products as described below, we have filed this Conflict Minerals Report.
Design of Conflict Minerals Program
Ixia has adopted a Conflict Minerals Policy. That policy may be found on our website at www.ixiacom.com on the "Management" page under "Conflict Minerals Policy." We are committed to working with our suppliers and contract manufacturers around the world in the furtherance of our policy.

Pursuant to the Rule, in 2015 we continued to undertake due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products we manufacture or contract to manufacture that, based on information we obtained in our reasonable country of origin inquiry, we had reason to believe may have originated from a Covered Country and may not have come from recycled or scrap sources. As indicated in our Form SD to which this Report is attached, there was significant overlap between our reasonable country of origin inquiry and our due diligence efforts described below.
Description of Due Diligence Measures Performed
The primary objective of the due diligence process on the source and chain of custody was to determine the source of necessary Conflict Minerals in our products and whether the necessary Conflict Minerals directly or indirectly financed or benefited armed groups in the Covered Countries.

Our due diligence measures were designed to conform, in all material respects, with the framework in the Organisation for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten. In order to identify the smelters and refiners in the supply chain, as well as the country of origin, of the necessary Conflict Minerals in our products, we utilized the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) Conflict Minerals Reporting Template ("CMRT") developed by the Conflict-Free Sourcing Initiative (“CFSI”), as well as other resources publicly available through the CFSI’s Conflict-Free Smelter Program (the “CFSP”). The CFSI is an internationally recognized organization that was founded in 2008 by members of the EICC-GeSI. The CMRT facilitates the transfer of information through the supply chain regarding country of origin and smelters and refiners used. The CFSP also identifies smelters and refiners that independent third party audits have confirmed have systems in place that comply with the CFSP’s assessment protocols to assure sourcing of only conflict-free Conflict Minerals (i.e., Conflict Minerals that do not directly or indirectly finance or benefit armed groups in the Covered Countries).

Consistent with the EICC/GeSI model, our due diligence measures included the following:

•
Conducted supply chain research and a supply chain survey with suppliers of our products, materials or components containing Conflict Minerals using the CMRT in an effort to identify the smelters and refiners from which our suppliers and their suppliers obtained necessary Conflict Minerals included in our products;

•	Compared the smelters and refiners identified in our supply chain survey against the list of smelter facilities which have been identified as “conflict free” by the CFSP;

•	Followed up with non-responding suppliers in an effort to encourage completion and return of the information solicited in the reporting template;

•
Initiated and conducted follow-up supplier contact to address issues, including incomplete or inconsistent data on reporting templates, such as responses that did not identify smelters or refiners, responses that indicated a sourcing location without complete supporting information from the supply chain, and responses that identified organizations as smelters or refiners, but that were not verified as such through further analysis and research; and

•	Engaged a third party vendor to assist in the foregoing activities.

With the assistance of our vendor, we have compiled the responses from our suppliers and are maintaining relevant documentation.

Some suppliers did not respond to our inquiry. Some suppliers were unable to provide information regarding the smelters or refiners of the Conflict Minerals in their materials, components or products. All of our other suppliers identified some of the smelters and refiners they used, but provided the information on a company-wide, aggregate basis across all of their customers and product lines, rather than specific information regarding the smelters or refiners of the Conflict Minerals used in our products. With respect to the information provided to us by our suppliers, we compiled a list of all identified smelters and refiners that could have contributed necessary Conflict Minerals to our products. The list of all of the smelters and refiners identified in our diligence efforts is set forth in Annex I to this Report, and those which have received a “conflict free” designation from an independent third party, as reported by the CFSP, have been noted. We do not have information about the source (i.e., location or mine) of the Conflict Minerals from any of the listed smelters or refiners. Accordingly, that information is not included in Annex I.
Products
During this reporting period, we identified the following products that we manufacture or contract to manufacture that may contain necessary Conflict Minerals from a Covered Country:

Network Test Solutions (“NTS”) and Network Visibility Solutions (“NVS”) products consisting of:

•	Chassis: Cable assembly, integrated circuit, semiconductor, microprocessor, memory, power supply, printed circuit board, peripherals

•	Load Modules: Poly-tantalum capacitors, sheet metal, printed circuit board, processors, field programmable gate array, memory, oscillator

•	Third party: Server, controllers

Results of our Due Diligence Measures

Inherent Limitations on Due Diligence Measures
As we are a downstream purchaser of products, materials or components that contain necessary Conflict Minerals, our ability to verify the accuracy or completeness of the data received in our due diligence efforts is necessarily limited. Our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary Conflict Minerals. As indicated above, our due diligence processes are based on the necessity of seeking data from our suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary Conflict Minerals. Some of the information we received may have been incomplete or inaccurate. We also rely, to a large extent, on information collected and provided by third parties. Such sources of information may yield incomplete or inaccurate information.

Supplier Chain Survey Responses
As a result of the supply chain surveys that we conducted, in 2015 we were able to obtain an 85% response rate from the suppliers that contribute necessary Conflict Minerals to the products we manufacture or contract to manufacture. This is an increase from the 79% response rate in 2014.

Our efforts to determine the mine or location of origin of the necessary Conflict Minerals in our products with the greatest possible specificity consisted of the due diligence measures described in this Report.
Steps to be Taken to Mitigate Risks
Further to our Policy, we will continue to communicate to our suppliers our intent for our products to be sourced from responsible suppliers who can provide reasonable assurance that the purchase of the Conflict Minerals incorporated into our products did not directly or indirectly finance or benefit armed groups in the Covered Countries.
In 2016, we expect to make further progress in reaching through the tiers of our supply chain in our continued effort to identify the smelters, refiners and country of origin of the Conflict Minerals in the products we manufacture or contract to manufacture. We anticipate that additional smelters will participate in programs such as the CFSP to obtain a "conflict free" designation, thereby providing an increased source of supply of verifiable conflict-free minerals.

The steps that we are taking and plan to take in 2016 include:

•	Increasing the response rate of our suppliers to our country of origin and supply chain sourcing surveys;

•
Continuing to evaluate our supply chain to determine which materials and components used in the manufacture of our products contain Conflict Minerals from a Covered Country and which smelters or refiners provided those Conflict Minerals; and

•	Continuing to find ways to encourage our suppliers to work with smelters participating in programs such as the CFSP to obtain a "conflict free" designation.

ANNEX I
The table below lists the facilities reported to us by our suppliers that might have processed the necessary Conflict Minerals in our NTS and NVS products. We do not have information as to the sources of the Conflict Minerals processed by these smelters and refiners.

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	Advanced Chemical Company*	UNITED STATES
Gold (Au)	AGR Matthey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co., Ltd.*	JAPAN
Gold (Au)	Aktyubinsk Copper Company TOO*	KAZAKHSTAN
Gold (Au)	Al Etihad Gold Refinery DMCC*	UNITED ARAB EMIRATES
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)*	UZBEKISTAN
Gold (Au)	Alpha*	SPAIN
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração*	BRAZIL
Gold (Au)	Argor-Heraeus SA*	SWITZERLAND
Gold (Au)	Asahi Pretec Corporation*	JAPAN
Gold (Au)	Asahi Refining Canada Limited*	CANADA
Gold (Au)	Asahi Refining USA Inc.*	UNITED STATES
Gold (Au)	Asaka Riken Co., Ltd.*	JAPAN
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.*	TURKEY
Gold (Au)	AURA-II	UNITED STATES
Gold (Au)	Aurubis AG*	GERMANY
Gold (Au)	Bangalore Refinery (P) Ltd.	INDIA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES
Gold (Au)	Bauer Walser AG*	GERMANY
Gold (Au)	Boliden AB*	SWEDEN
Gold (Au)	C. Hafner GmbH + Co. KG*	GERMANY
Gold (Au)	Caridad*	MEXICO
Gold (Au)	CCR Refinery - Glencore Canada Corporation*	CANADA
Gold (Au)	Cendres + Métaux SA*	SWITZERLAND
Gold (Au)	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold (Au)	Changzhou Daily-max Battery Co., Ltd	CHINA
Gold (Au)	Chimet S.p.A.*	ITALY
Gold (Au)	China Gold	CHINA
Gold (Au)	China Minmetals Corp.	CHINA
Gold (Au)	China Steel Corporation	TAIWAN
Gold (Au)	Chugai Mining*	JAPAN
Gold (Au)	Codelco	CHILE
Gold (Au)	Colt Refining	UNITED STATES
Gold (Au)	Daejin Indus Co., Ltd.*	KOREA, REPUBLIC OF
Gold (Au)	DaeryongENC	KOREA, REPUBLIC OF
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.*	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	DODUCO GmbH*	GERMANY
Gold (Au)	Dongguan Standard Electronic Material Co., Ltd	CHINA
Gold (Au)	Dowa*	JAPAN
Gold (Au)	DSC (Do Sung Corporation)*	KOREA, REPUBLIC OF
Gold (Au)	Eco-System Recycling Co., Ltd.*	JAPAN
Gold (Au)	Elemetal Refining, LLC*	UNITED STATES
Gold (Au)	Emirates Gold DMCC*	UNITED ARAB EMIRATES
Gold (Au)	Faggi Enrico S.p.A.*	ITALY
Gold (Au)	Feinhütte Halsbrücke GmbH	GERMANY
Gold (Au)	Ferro Corporation	UNITED STATES
Gold (Au)	Fidelity Printers and Refiners Ltd.*	ZIMBABWE
Gold (Au)	FOXCONN	CHINA
Gold (Au)	Gansu Seemine Material Hi-Tech Co., Ltd.*	CHINA
Gold (Au)	Geib Refining Corporation*	UNITED STATES
Gold (Au)	Gold Refinery of Shandong Gold Mining Corporation, Ltd.	CHINA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM*	CHINA
Gold (Au)	Guangdong Jinding Gold Limited*	CHINA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.*	CHINA
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.*	CHINA
Gold (Au)	Harima Smelter	JAPAN
Gold (Au)	Harmony Gold Refinery	SOUTH AFRICA
Gold (Au)	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Heimerle + Meule GmbH*	GERMANY
Gold (Au)	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	CHINA
Gold (Au)	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold (Au)	Heraeus Ltd. Hong Kong*	HONG KONG
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG*	GERMANY
Gold (Au)	Hishikari Gold Mine (Isa)	JAPAN
Gold (Au)	HMG	GERMANY
Gold (Au)	Hon Hai	TAIWAN
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Gold (Au)	Hwasung CJ Co., Ltd.*	KOREA, REPUBLIC OF
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited*	CHINA
Gold (Au)	Ishifuku Metal Industry Co., Ltd.*	JAPAN
Gold (Au)	Istanbul Gold Refinery*	TURKEY
Gold (Au)	Japan Mint*	JAPAN
Gold (Au)	Jiangxi Copper Company Limited*	CHINA
Gold (Au)	Jinfeng Gold Mine Smelter	CHINA
Gold (Au)	JingShunFa	CHINA
Gold (Au)	Jinlong Copper Co. Ltd.	CHINA
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION
Gold (Au)	JSC Uralelectromed*	RUSSIAN FEDERATION

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	JX Nippon Mining & Metals Co., Ltd.*	JAPAN
Gold (Au)	Kangqiang Electronics Co., Ltd	CHINA
Gold (Au)	Kazakhmys Smelting LLC*	KAZAKHSTAN
Gold (Au)	Kazzinc*	KAZAKHSTAN
Gold (Au)	Kennecott Utah Copper LLC*	UNITED STATES
Gold (Au)	KGHM Polska MiedŸ Spó³ka Akcyjna*	POLAND
Gold (Au)	Kojima Chemicals Co., Ltd.*	JAPAN
Gold (Au)	Korea Metal Co., Ltd.*	KOREA, REPUBLIC OF
Gold (Au)	Korea Zinc Co. Ltd.*	KOREA, REPUBLIC OF
Gold (Au)	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	CHINA
Gold (Au)	Kyrgyzaltyn JSC*	KYRGYZSTAN
Gold (Au)	L' azurde Company For Jewelry*	SAUDI ARABIA
Gold (Au)	LBMA	GERMANY
Gold (Au)	Lingbao Gold Company Limited*	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.*	CHINA
Gold (Au)	LiQiao	CHINA
Gold (Au)	London Bullion Market Association	UNITED KINGDOM
Gold (Au)	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.*	CHINA
Gold (Au)	Macderlun	CHINA
Gold (Au)	MaiTeLong	CHINA
Gold (Au)	Materion*	UNITED STATES
Gold (Au)	Matsuda Sangyo Co., Ltd.*	JAPAN
Gold (Au)	Metallic Resources, Inc.	UNITED STATES
Gold (Au)	Metallo-Chimique N.V.	BELGIUM
Gold (Au)	Metallurgical Products India Pvt., Ltd.	INDIA
Gold (Au)	Metalor France	FRANCE
Gold (Au)	Metalor Technologies (Hong Kong) Ltd.*	HONG KONG
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.*	CHINA
Gold (Au)	Metalor Technologies SA*	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation*	UNITED STATES
Gold (Au)	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V*	MEXICO
Gold (Au)	Minsur	PERU
Gold (Au)	Mitsubishi Materials Corporation*	JAPAN
Gold (Au)	Mitsui & Co. Precious Metals Inc.	CHINA
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Gold (Au)	Mitui kinzoku Co Ltd Takehara Seirenjyo	JAPAN
Gold (Au)	MK Electron co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	MMTC-PAMP India Pvt., Ltd.*	INDIA
Gold (Au)	Morigin Company	JAPAN
Gold (Au)	Morris and Watson*	NEW ZEALAND

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION
Gold (Au)	MPF	FRANCE
Gold (Au)	N.E. Chemcat Corporation	JAPAN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.ª.*	TURKEY
Gold (Au)	Nathan Trotter & Co., Inc.	UNITED STATES
Gold (Au)	Navoi Mining and Metallurgical Combinat*	UZBEKISTAN
Gold (Au)	Neomax Hitachi	JAPAN
Gold (Au)	Nihon Material Co., Ltd.*	JAPAN
Gold (Au)	Niihama Nickel Refinery	JAPAN
Gold (Au)	Ningbo Kangqiang	CHINA
Gold (Au)	Nippon Micrometal Cop	JAPAN
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA
Gold (Au)	Ohura Precious Metal Industry Co., Ltd.*	JAPAN
Gold (Au)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)*	RUSSIAN FEDERATION
Gold (Au)	OJSC Kolyma Refinery*	RUSSIAN FEDERATION
Gold (Au)	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION
Gold (Au)	OMG Electrochemicals	UNITED STATES
Gold (Au)	Orelec	FRANCE
Gold (Au)	PAMP SA*	SWITZERLAND
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.*	CHINA
Gold (Au)	Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Gold (Au)	PM Kalco Inc	UNITED STATES
Gold (Au)	PMEC Guangdong Precious Metals Exchange	CHINA
Gold (Au)	Precious Metal Sales Corp	UNITED STATES
Gold (Au)	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION
Gold (Au)	PT Aneka Tambang (Persero) Tbk*	INDONESIA
Gold (Au)	PT Babel Inti Perkasa	INDONESIA
Gold (Au)	PT KOBA Tin	INDONESIA
Gold (Au)	PT Stanindo Inti Perkasa	INDONESIA
Gold (Au)	PT Timah (Persero) Tbk Kundur	INDONESIA
Gold (Au)	PT Timah (Persero) Tbk Mentok	INDONESIA
Gold (Au)	PT Tinindo Inter Nusa	INDONESIA
Gold (Au)	PX Précinox SA*	SWITZERLAND
Gold (Au)	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA
Gold (Au)	Realized the Enterprise Co., Ltd.	CHINA
Gold (Au)	REDSUN METAL IND. CO., LTD.	TAIWAN
Gold (Au)	Remondis Argentia B.V.	NETHERLANDS
Gold (Au)	Republic Metals Corporation*	UNITED STATES
Gold (Au)	Riotinto	UNITED STATES
Gold (Au)	Rohm & Haas Elec. Mat'ls	CHINA
Gold (Au)	Royal Canadian Mint*	CANADA
Gold (Au)	Rui Sheng	INDONESIA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	SA precious metals	SOUTH AFRICA
Gold (Au)	SAAMP*	FRANCE
Gold (Au)	Sabin Metal Corp.*	UNITED STATES
Gold (Au)	Saga, Japan	JAPAN
Gold (Au)	Saijyo, Ehime, JAPAN	JAPAN
Gold (Au)	Samduck Precious Metals*	KOREA, REPUBLIC OF
Gold (Au)	SAMWON Metals Corp.*	KOREA, REPUBLIC OF
Gold (Au)	Sanmenxia HengSheng Science Technology R&D CO. LTD	CHINA
Gold (Au)	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	SAXONIA Edelmetalle GmbH*	GERMANY
Gold (Au)	Schloetter Co. Ltd	UNITED KINGDOM
Gold (Au)	Schone Edelmetaal B.V.*	NETHERLANDS
Gold (Au)	Scotia Mocatta	HONG KONG
Gold (Au)	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold (Au)	SD Gold	UNITED STATES
Gold (Au)	SEMPSA Joyería Platería SA*	SPAIN
Gold (Au)	Sendi (Japan): Kyocera Corporation	JAPAN
Gold (Au)	SENJU METAL INDUSTRY CO., LTD.	JAPAN
Gold (Au)	Sewon Korea	KOREA, REPUBLIC OF
Gold (Au)	SGE (Shanghai Gold Exchange)	CHINA
Gold (Au)	Shan Dong Huangjin	CHINA
Gold (Au)	Shandon Jin Jinyin Refining Limited	CHINA
Gold (Au)	Shandong Guoda Gold Co., LTD.	CHINA
Gold (Au)	Shandong Jun Mai Fu	CHINA
Gold (Au)	Shandong Penglai Gold Smelter	CHINA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.*	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA
Gold (Au)	ShangDongZhaoJinLiFu Noble Metal Co., LTD.	CHINA
Gold (Au)	Shanghai Gold Exchange	CHINA
Gold (Au)	Shanghai Gold Trader	CHINA
Gold (Au)	Shen Zhen Thousand Island Ltd.	CHINA
Gold (Au)	Shenzhen Chemicals & Light Industry Co., Ltd	CHINA
Gold (Au)	Shenzhen Fujun Material Technology Co., Ltd	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold (Au)	Shenzhen Tiancheng Chemical Co Ltd	CHINA
Gold (Au)	ShenZhen Urban Public Bureau of China	CHINA
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co. Ltd	CHINA
Gold (Au)	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA
Gold (Au)	Sindlhauser Materials GmbH	GERMANY
Gold (Au)	Singway Technology Co., Ltd.*	TAIWAN
Gold (Au)	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	So Accurate Group, Inc.*	UNITED STATES
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION
Gold (Au)	Sojitz	JAPAN
Gold (Au)	Solar Applied Materials Technology Corp.*	TAIWAN
Gold (Au)	Soochow University's	CHINA
Gold (Au)	Standard Bank	HONG KONG
Gold (Au)	Sudan Gold Refinery*	SUDAN
Gold (Au)	Sumisho Material Corp.	JAPAN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.*	JAPAN
Gold (Au)	Super Dragon Technology Co., Ltd.	TAIWAN
Gold (Au)	SuZhou ShenChuang Recycling Ltd.	CHINA
Gold (Au)	Suzhou University	CHINA
Gold (Au)	Suzhou Xinrui Noble Metal Material Co. Ltd	CHINA
Gold (Au)	T.C.A S.p.A*	ITALY
Gold (Au)	Taizhou Chang San Jiao Electric Company	CHINA
Gold (Au)	Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold (Au)	Taizhou mayor triangle electronic Co., Ltd	CHINA
Gold (Au)	Tanaka	JAPAN
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.*	JAPAN
Gold (Au)	Technic Inc	UNITED STATES
Gold (Au)	Thaisarco	THAILAND
Gold (Au)	The bank of Nova Scotia	HONG KONG
Gold (Au)	The Hutti Gold Company	INDIA
Gold (Au)	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA
Gold (Au)	Tian Cheng Chemical Industry	CHINA
Gold (Au)	Timah Indonesian State Tin Corporation	INDONESIA
Gold (Au)	Tokuriki Honten Co., Ltd.*	JAPAN
Gold (Au)	Tongling Nonferrous Metals Group Co., Ltd.*	CHINA
Gold (Au)	Torecom*	KOREA, REPUBLIC OF
Gold (Au)	UBS AG Bahnhofstr.	SWAZILAND
Gold (Au)	Umicore Brasil Ltda.*	BRAZIL
Gold (Au)	Umicore Galvanotechnik GmbH	GERMANY
Gold (Au)	Umicore Precious Metals Thailand*	THAILAND
Gold (Au)	Umicore Precious Metals	UNITED STATES
Gold (Au)	Umicore SA Business Unit Precious Metals Refining*	BELGIUM
Gold (Au)	Uniforce Metal Industrial Corp.	HONG KONG
Gold (Au)	United Precious Metal Refining, Inc.*	UNITED STATES
Gold (Au)	United Refining Company	UNITED STATES
Gold (Au)	Uyemura USA	UNITED STATES
Gold (Au)	Valcambi SA*	SWITZERLAND
Gold (Au)	Watanabe Plating Co.	JAPAN
Gold (Au)	Western Australian Mint trading as The Perth Mint*	AUSTRALIA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Gold (Au)	WIELAND Edelmetalle GmbH*	GERMANY
Gold (Au)	Williams*	UNITED STATES
Gold (Au)	Wuxi Middle Treasure Materials	CHINA
Gold (Au)	Xstrata Canada Corporation*	CANADA
Gold (Au)	Yamamoto Precious Metal Co., Ltd.*	JAPAN
Gold (Au)	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold (Au)	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold (Au)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojinlufu	CHINA
Gold (Au)	Yokohama Metal Co., Ltd.*	JAPAN
Gold (Au)	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold (Au)	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold (Au)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Gold (Au)	Yunnan Copper Industry Co., Ltd.*	CHINA
Gold (Au)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Gold (Au)	Yunnan Tin Group (Holding) Company Limited	CHINA
Gold (Au)	YUNSIN	CHINA
Gold (Au)	zhaojin Gold Argentine Refining Company Limited	CHINA
Gold (Au)	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold (Au)	Zhaojin Lai Fuk	CHINA
Gold (Au)	Zhaojinjinyinyelian	CHINA
Gold (Au)	Zhaoyuan Gold Smelting Co., LTD	CHINA
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold (Au)	Zhejiang Suijin	CHINA
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold (Au)	Zhongshan Public Security Bureau	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA
Gold (Au)	Zijin Mining Group Co., Ltd. Gold Refinery*	CHINA
Tantalum (Ta)	A&M Minerals Limited	UNITED KINGDOM
Tantalum (Ta)	Cabot	UNITED STATES
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tantalum (Ta)	CIF	BRAZIL
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry*	CHINA
Tantalum (Ta)	D Block Metals, LLC*	UNITED STATES
Tantalum (Ta)	Duoluoshan*	CHINA
Tantalum (Ta)	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum (Ta)	Exotech Inc.*	UNITED STATES
Tantalum (Ta)	F&X Electro-Materials Ltd.*	CHINA
Tantalum (Ta)	FIR Metals & Resource Ltd.*	CHINA
Tantalum (Ta)	Fujian Nanping	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tantalum (Ta)	Furuuchi chemical K.K.	JAPAN
Tantalum (Ta)	Gannon & Scott	UNITED STATES
Tantalum (Ta)	Global Advanced Metals Aizu*	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown*	UNITED STATES
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch*	CHINA
Tantalum (Ta)	H.C. Starck Co., Ltd.*	THAILAND
Tantalum (Ta)	H.C. Starck GmbH Goslar*	GERMANY
Tantalum (Ta)	H.C. Starck GmbH Laufenburg*	GERMANY
Tantalum (Ta)	H.C. Starck Hermsdorf GmbH*	GERMANY
Tantalum (Ta)	H.C. Starck Inc.*	UNITED STATES
Tantalum (Ta)	H.C. Starck Ltd.*	JAPAN
Tantalum (Ta)	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc.*	UNITED STATES
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	Jiangzi Yichum	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.*	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum (Ta)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	KEMET Blue Metals*	MEXICO
Tantalum (Ta)	KEMET Blue Powder*	UNITED STATES
Tantalum (Ta)	King-Tan Tantalum Industry Ltd.*	CHINA
Tantalum (Ta)	LSM Brasil S.A.*	BRAZIL
Tantalum (Ta)	Metal Do	JAPAN
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd.*	INDIA
Tantalum (Ta)	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum (Ta)	Mineração Taboca S.A.*	BRAZIL
Tantalum (Ta)	Minsur	PERU
Tantalum (Ta)	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S.*	ESTONIA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd	CHINA
Tantalum (Ta)	Newton, MA	UNITED STATES
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tantalum (Ta)	Niotan	UNITED STATES
Tantalum (Ta)	Nitora	SWITZERLAND
Tantalum (Ta)	NTET, Thailand	THAILAND
Tantalum (Ta)	Plansee Group	AUSTRIA
Tantalum (Ta)	Plansee SE Liezen*	AUSTRIA
Tantalum (Ta)	Plansee SE Reutte*	AUSTRIA
Tantalum (Ta)	PM Kalco Inc	UNITED STATES

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tantalum (Ta)	POSCO	KOREA, REPUBLIC OF
Tantalum (Ta)	QuantumClean*	UNITED STATES
Tantalum (Ta)	Resind Indústria e Comércio Ltda.*	BRAZIL
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd.*	CHINA
Tantalum (Ta)	SANDVIK HARD MAT.	FRANCE
Tantalum (Ta)	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION
Tantalum (Ta)	Taki Chemicals*	JAPAN
Tantalum (Ta)	Talley Metals	UNITED STATES
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Telex Metals*	UNITED STATES
Tantalum (Ta)	Tranzact, Inc.*	UNITED STATES
Tantalum (Ta)	Triebacher	GERMANY
Tantalum (Ta)	Ulba Metallurgical Plant JSC*	KAZAKHSTAN
Tantalum (Ta)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tantalum (Ta)	VISHAY	ISRAEL
Tantalum (Ta)	WBH AG	AUSTRALIA
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA
Tantalum (Ta)	Yao Gang Xian Mining	CHINA
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd.*	CHINA
Tantalum (Ta)	Zhuzhou	CHINA
Tantalum (Ta)	Zhuzhou Cemented Carbide*	CHINA
Tin (Sn)	5N Plus	GERMANY
Tin (Sn)	A.L.M.T. TUNGSTEN Corp.	UNITED STATES
Tin (Sn)	AIM Group	CANADA
Tin (Sn)	Alpha*	UNITED STATES
Tin (Sn)	Amalgamet Inc	UNITED STATES
Tin (Sn)	American Iron and Metal	UNITED STATES
Tin (Sn)	An Thai Minerals Company Limited*	VIETNAM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company*	VIETNAM
Tin (Sn)	Aoki Loboratories Ltd.	CHINA
Tin (Sn)	BEST METAIS	ARGENTINA
Tin (Sn)	Butterworth Smelter	MALAYSIA
Tin (Sn)	Canfield	UNITED STATES
Tin (Sn)	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin (Sn)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Company Limited*	CHINA
Tin (Sn)	China Steel Corporation	TAIWAN
Tin (Sn)	China Tin Group Co., Ltd.*	CHINA
Tin (Sn)	China YunXi mining	CHINA
Tin (Sn)	Chinese Hunan province Chenzhou City	CHINA
Tin (Sn)	Chofu Works	JAPAN

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.*	CHINA
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda.*	BRAZIL
Tin (Sn)	Copper Santa	BRAZIL
Tin (Sn)	CV Ayi Jaya*	INDONESIA
Tin (Sn)	CV Duta Putra Bangka	INDONESIA
Tin (Sn)	CV Gita Pesona*	INDONESIA
Tin (Sn)	CV Serumpun Sebalai*	INDONESIA
Tin (Sn)	CV United Smelting*	INDONESIA
Tin (Sn)	CV Venus Inti Perkasa*	INDONESIA
Tin (Sn)	Daewoo International	KOREA, REPUBLIC OF
Tin (Sn)	DODUCO GmbH	GERMANY
Tin (Sn)	Dongguan City JiuBo Electronic Science and Technology Co., LTD	CHINA
Tin (Sn)	Dongguan zhong ju tin electronic CO., LTD.	CHINA
Tin (Sn)	Dowa*	JAPAN
Tin (Sn)	Electroloy Metal Co. Ltd	CHINA
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company*	VIETNAM
Tin (Sn)	Elemetal Refining, LLC	UNITED STATES
Tin (Sn)	Elmet S.L.U. (Metallo Group)*	SPAIN
Tin (Sn)	EM Vinto*	BOLIVIA
Tin (Sn)	Estanho de Rondônia S.A.*	BRAZIL
Tin (Sn)	Feinhütte Halsbrücke GmbH*	GERMANY
Tin (Sn)	Fenix Metals*	POLAND
Tin (Sn)	FOREVER GLOD METAL MATERIAL(D.G.) CO., LTD.	CHINA
Tin (Sn)	Fuji Metal Mining	TAIWAN
Tin (Sn)	Fujian Zijin Copper Co. Ltd	CHINA
Tin (Sn)	Furukawa Electric	JAPAN
Tin (Sn)	Galva Metal	EGYPT
Tin (Sn)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tin (Sn)	Gejiu Jinye Mineral Co., Ltd.	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC*	CHINA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.*	CHINA
Tin (Sn)	Gold Bell Group	CHINA
Tin (Sn)	Goodway	CHINA
Tin (Sn)	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin (Sn)	Guangxi China Tin Metal Meterials Company*	CHINA
Tin (Sn)	Guangxi Huaxi Group Co., Ltd	CHINA
Tin (Sn)	GuangXi PING GUI Flying Saucer Ltd Co	CHINA
Tin (Sn)	Guangxi Zhongshan Gold Bell Smelting Corp. Ltd	CHINA
Tin (Sn)	Heimerle + Meule GmbH	GERMANY
Tin (Sn)	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin (Sn)	Hitachi Cable, Ltd.	JAPAN
Tin (Sn)	Huanggang Tongding Metal Materials Co. Ltd.	CHINA
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.*	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co., Ltd.*	CHINA
Tin (Sn)	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin (Sn)	Impag AG	SWITZERLAND
Tin (Sn)	Imperial Zinc	UNITED STATES
Tin (Sn)	Indonesian Tin Ingot	INDONESIA
Tin (Sn)	IPS	FRANCE
Tin (Sn)	It is investigating.	CHINA
Tin (Sn)	Jean Goldschmidt International	BELGIUM
Tin (Sn)	Jia Tian	CHINA
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Ketabang	UNITED KINGDOM
Tin (Sn)	KIHONG T & G	INDONESIA
Tin (Sn)	KOBA	INDONESIA
Tin (Sn)	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin (Sn)	KU PING ENTERPRISE CO., LTD	TAIWAN
Tin (Sn)	KuanShan China Ai Sen Self-conductor Materials Company	CHINA
Tin (Sn)	Laibin Huaxi Smelterring Co., Ltd	CHINA
Tin (Sn)	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO., LTD.	CHINA
Tin (Sn)	Lichung Soldering Manufacturing Co., Ltd	CHINA
Tin (Sn)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Ore Smelting Co., Ltd.*	CHINA
Tin (Sn)	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tin (Sn)	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin (Sn)	Magnu's Minerais Metais e Ligas Ltda.*	BRAZIL
Tin (Sn)	Malaysia Smelting Corporation (MSC)*	MALAYSIA
Tin (Sn)	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin (Sn)	Melt Metais e Ligas S/A*	BRAZIL
Tin (Sn)	Metahub Industries Sdn. Bhd.*	MALAYSIA
Tin (Sn)	METALLIC MATERIALS BRANCHL OF GUANGXI CHINA TIN GROUP CO., LTD*	CHINA
Tin (Sn)	Metallic Resources, Inc.*	UNITED STATES
Tin (Sn)	Metallo-Chimique N.V.*	BELGIUM
Tin (Sn)	Metallum Metal Trading Company	SWITZERLAND
Tin (Sn)	Metalor Technologies SA	SWITZERLAND
Tin (Sn)	Metech Alu Ind Sdn, Bhd.	CHINA
Tin (Sn)	Metropolitan Alloys Corp	UNITED STATES
Tin (Sn)	Midland Industries	UNITED STATES
Tin (Sn)	Millard Wire	UNITED STATES

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Minchai Metal Indust	TAIWAN
Tin (Sn)	Mineração Taboca S.A.*	BRAZIL
Tin (Sn)	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHINA
Tin (Sn)	Minsur*	PERU
Tin (Sn)	Misue Tin Smelter and Refinery	PERU
Tin (Sn)	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin (Sn)	Mitsubishi Materials Corporation*	JAPAN
Tin (Sn)	Mitsui Kinzoku Co Ltd Takehara Seirenjyo	JAPAN
Tin (Sn)	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd	JAPAN
Tin (Sn)	Monette	GERMANY
Tin (Sn)	Multiple Xin Precision Metal Electroplating Factory	CHINA
Tin (Sn)	MUNTOK SMELTER	INDONESIA
Tin (Sn)	N.E.Chemcat Corporation	JAPAN
Tin (Sn)	Nancang Metal Material Co., Ltd	CHINA
Tin (Sn)	Nanchang Cemeted Carbide Limited Liability Company	CHINA
Tin (Sn)	NANJING XINXING ELECTRONICAL STUFF LIMITED COMPANY	CHINA
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.*	CHINA
Tin (Sn)	Nathan Trotter & Co., Inc.	UNITED STATES
Tin (Sn)	Nentok	INDONESIA
Tin (Sn)	Neuhaus	GERMANY
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company*	VIETNAM
Tin (Sn)	Nihon Genma MFG Co., Ltd.	JAPAN
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin (Sn)	Nihon Superior Co., Ltd	JAPAN
Tin (Sn)	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin (Sn)	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO., LTD	CHINA
Tin (Sn)	Nippon Filler Metals Ltd	JAPAN
Tin (Sn)	Nohon Superior Co.	JAPAN
Tin (Sn)	Norteña de Metales, SA	SPAIN
Tin (Sn)	North Star BlueScope Steel, LLC	UNITED STATES
Tin (Sn)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin (Sn)	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin (Sn)	Nucor CF Wisconsin	UNITED STATES
Tin (Sn)	Nucor Steel	UNITED STATES
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES
Tin (Sn)	Oetinger Aluminium	GERMANY
Tin (Sn)	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Tin (Sn)	OMG Electrochemicals	UNITED STATES
Tin (Sn)	Operaciones Metalurgical S.A.*	BOLIVIA
Tin (Sn)	Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Palm International	UNITED STATES
Tin (Sn)	PAN-Metallgesellschaft Baumgärtner	GERMANY
Tin (Sn)	Paranapanema S/A	BRAZIL
Tin (Sn)	PBT	FRANCE
Tin (Sn)	Persang Alloy Industries	INDIA
Tin (Sn)	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Tin (Sn)	Phoenix Metal Ltd.*	RWANDA
Tin (Sn)	PHONON MEIWA INC.	JAPAN
Tin (Sn)	Pinshine	CHINA
Tin (Sn)	PIREKS	TURKEY
Tin (Sn)	PISCO	PERU
Tin (Sn)	PL Timah Tbk	INDONESIA
Tin (Sn)	Plansee Group	AUSTRIA
Tin (Sn)	Poongsan Corporation	KOREA, REPUBLIC OF
Tin (Sn)	POSCO	KOREA, REPUBLIC OF
Tin (Sn)	Praxair Surface Technologies	UNITED STATES
Tin (Sn)	Prifer Com de Sucata	BRAZIL
Tin (Sn)	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin (Sn)	ProtekDevice	UNITED STATES
Tin (Sn)	PT Alam Lestari Kencana*	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Aries Kencana Sejahtera*	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng*	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya*	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa*	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin*	INDONESIA
Tin (Sn)	PT Bangka Prima Tin*	INDONESIA
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Bangka Timah Utama Sejahtera*	INDONESIA
Tin (Sn)	PT Bangka Tin Industry*	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera*	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari*	INDONESIA
Tin (Sn)	PT Bukit Timah*	INDONESIA
Tin (Sn)	PT Cipta Persada Mulia*	INDONESIA
Tin (Sn)	PT Donna Kembara Jaya	INDONESIA
Tin (Sn)	PT DS Jaya Abadi*	INDONESIA
Tin (Sn)	PT Eunindo Usaha Mandiri*	INDONESIA
Tin (Sn)	PT Fang Di MulTindo*	INDONESIA
Tin (Sn)	PT HANJAYA PERKASA METALS	INDONESIA
Tin (Sn)	PT HP Metals Indonesia	INDONESIA
Tin (Sn)	PT Inti Stania Prima*	INDONESIA
Tin (Sn)	PT Justindo*	INDONESIA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	PT Karimun Mining*	INDONESIA
Tin (Sn)	PT KOBA Tin	INDONESIA
Tin (Sn)	PT Mitra Stania Prima*	INDONESIA
Tin (Sn)	PT Panca Mega Persada*	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk*	INDONESIA
Tin (Sn)	PT Prima Timah Utama*	INDONESIA
Tin (Sn)	PT Rajwa International	INDONESIA
Tin (Sn)	PT Refined Bangka Tin*	INDONESIA
Tin (Sn)	PT Sariwiguna Binasentosa*	INDONESIA
Tin (Sn)	PT Seirama Tin Investment*	INDONESIA
Tin (Sn)	PT Singkep Times Utama	INDONESIA
Tin (Sn)	PT Smelting	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa*	INDONESIA
Tin (Sn)	PT Sukses Inti Makmur*	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah*	INDONESIA
Tin (Sn)	PT Supra Sukses Trinusa	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Kundur*	INDONESIA
Tin (Sn)	PT Timah (Persero) Tbk Mentok*	INDONESIA
Tin (Sn)	PT Tinindo Inter Nusa*	INDONESIA
Tin (Sn)	PT Tirus Putra Mandiri*	INDONESIA
Tin (Sn)	PT Tommy Utama*	INDONESIA
Tin (Sn)	PT Wahana Perkit Jaya*	INDONESIA
Tin (Sn)	PT Yinchendo Mining Industry	INDONESIA
Tin (Sn)	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin (Sn)	PT. TIMAH Tbk	INDONESIA
Tin (Sn)	PT. Tanloaug Tinah	INDONESIA
Tin (Sn)	Pure Technology	UNITED STATES
Tin (Sn)	QianDao Co., Ltd	CHINA
Tin (Sn)	Qualitek Delta Philippines	PHILIPPINES
Tin (Sn)	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin (Sn)	REDRING SOLDER (M) SDN BHD	MALAYSIA
Tin (Sn)	REDSUN METAL IND. CO., LTD.	TAIWAN
Tin (Sn)	Republic Steel	UNITED STATES
Tin (Sn)	Resind Indústria e Comércio Ltda.*	BRAZIL
Tin (Sn)	REYNOLDS	FRANCE
Tin (Sn)	Richard Stenzhorn GmbH	GERMANY
Tin (Sn)	Ritchey Metals	UNITED STATES
Tin (Sn)	Rohm & Haas Elec. Mat'ls	CHINA
Tin (Sn)	RSI	UNITED STATES
Tin (Sn)	RST	GERMANY
Tin (Sn)	RT Refined Banka Tin	INDONESIA
Tin (Sn)	Rui Da Hung*	TAIWAN

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	S Company	THAILAND
Tin (Sn)	Salzgitter	GERMANY
Tin (Sn)	Samatron	KOREA, REPUBLIC OF
Tin (Sn)	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Samtec	UNITED STATES
Tin (Sn)	SAN-ETSU METALS	JAPAN
Tin (Sn)	SARBAK	TURKEY
Tin (Sn)	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	TURKEY
Tin (Sn)	SAXONIA Edelmetalle GmbH	GERMANY
Tin (Sn)	Schloetter Co. Ltd	UNITED KINGDOM
Tin (Sn)	Seirenngyousya	CHINA
Tin (Sn)	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin (Sn)	SENJU METAL INDUSTRY CO., LTD.	JAPAN
Tin (Sn)	Severstal Columbus	UNITED STATES
Tin (Sn)	Severstal Dearborn	UNITED STATES
Tin (Sn)	Sevotrans	GERMANY
Tin (Sn)	SGS BOLIVIA S.A.	BOLIVIA
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin (Sn)	Shandong Guoda Gold Co., LTD.	CHINA
Tin (Sn)	shandong zhao jin group limited	CHINA
Tin (Sn)	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Tin (Sn)	Shanghai Hubao Coppe	CHINA
Tin (Sn)	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin (Sn)	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin (Sn)	ShangQi	CHINA
Tin (Sn)	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
Tin (Sn)	Shapiro	UNITED STATES
Tin (Sn)	Shen Mao Solder(m) Sdn Bhd	MALAYSIA
Tin (Sn)	Shen Zhen Rui Yun Feng Industry Co., Ltd	CHINA
Tin (Sn)	Shengmao Soldering Tin Material (Suzhou) Co., Ltd.	CHINA
Tin (Sn)	Shenmao Technology Inc.	MALAYSIA
Tin (Sn)	Shenzhen Anchen Tin Co., Ltd	CHINA
Tin (Sn)	Shenzhen Chemicals & Light Industry Co., Ltd	CHINA
Tin (Sn)	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin (Sn)	Shenzhen keaixin Technology	CHINA
Tin (Sn)	Shenzhen New Jin Spring Solder Products Co., LTD	CHINA
Tin (Sn)	Shenzhen Xing HongTai tin Co.,TTD	CHINA
Tin (Sn)	Shenzhen Yi Cheng Industrial	CHINA
Tin (Sn)	Showa KaKo	JAPAN
Tin (Sn)	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin (Sn)	Sichuan Huaxi Group Co., Ltd	CHINA
Tin (Sn)	Singapore Asahi Chemical & Solder Industries	SINGAPORE

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Singapore LME Tin	SINGAPORE
Tin (Sn)	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Sipi Metals	UNITED STATES
Tin (Sn)	SIZER METALS PTE LTD	SINGAPORE
Tin (Sn)	SMIC SENJU MALAYSIA	MALAYSIA
Tin (Sn)	Snow up to the city of suzhou chemical CO., LTD.	CHINA
Tin (Sn)	Soft Metais Ltda.*	BRAZIL
Tin (Sn)	Solar Applied Materials Technology Corp.	CHINA
Tin (Sn)	SOLDER COAT CO., LTD.	JAPAN
Tin (Sn)	Solderindo	INDONESIA
Tin (Sn)	solderng bar	CHINA
Tin (Sn)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tin (Sn)	SORIMETAL	FRANCE
Tin (Sn)	Spectro Alloys	UNITED STATES
Tin (Sn)	STANCHEM Sp. j. (trader)	INDONESIA
Tin (Sn)	Standard Sp z o.o.	POLAND
Tin (Sn)	Steel Dynamics	UNITED STATES
Tin (Sn)	Stretti	MALAYSIA
Tin (Sn)	Süddeutsche Metallhandelsgesellschaft mbH	GERMANY
Tin (Sn)	Sumitomo Canada Limited	CANADA
Tin (Sn)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	Sundwiger Messingwerk GmbH & Co. KG	GERMANY
Tin (Sn)	Super Dragon Technology Co., Ltd.	TAIWAN
Tin (Sn)	Super Ligas	BRAZIL
Tin (Sn)	Suzhou Cangsong Metal Product Co., Ltd	CHINA
Tin (Sn)	Suzhou Cloud kun Metal Material Co. LTD	CHINA
Tin (Sn)	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin (Sn)	Suzhou Huahai Communication Electron Co., Ltd	CHINA
Tin (Sn)	Suzhou Jinyi Jewelry Factory	CHINA
Tin (Sn)	Suzhou Xintang Material Supply Station	CHINA
Tin (Sn)	Swissmetal	SWITZERLAND
Tin (Sn)	Swopes Salvage	UNITED STATES
Tin (Sn)	Taboca via MCP Metal Specialities. Inc.	UNITED STATES
Tin (Sn)	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin (Sn)	Taicang Jiangsu	CHINA
Tin (Sn)	Taiwan Total Co. Ltd.	TAIWAN
Tin (Sn)	Talcang City Nankang Metal Material Co., Ltd	CHINA
Tin (Sn)	Tamura	JAPAN
Tin (Sn)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin (Sn)	TAP	UNITED STATES
Tin (Sn)	TBD	UNITED STATES

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	TCC Steel	KOREA, REPUBLIC OF
Tin (Sn)	TDK	JAPAN
Tin (Sn)	Technic Inc	UNITED STATES
Tin (Sn)	Teck Metals Ltd	CANADA
Tin (Sn)	TENNANT METAL PTY LTD.	AUSTRALIA
Tin (Sn)	Termomecanica	BRAZIL
Tin (Sn)	Thaisarco*	THAILAND
Tin (Sn)	The Dongguan Rise the Solder Materials Co., LTD	CHINA
Tin (Sn)	The Miller Company	UNITED STATES
Tin (Sn)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tin (Sn)	Thermox Performance Materials GmbH	UNITED KINGDOM
Tin (Sn)	ThyssenKrupp	GERMANY
Tin (Sn)	Tianjin Environmental Protection Technology Co., Ltd	CHINA
Tin (Sn)	Tianjin Huamei	CHINA
Tin (Sn)	TIANSHUI LONG BO TECHNOLOGY CO., LTD	CHINA
Tin (Sn)	Tim Plating Gejiu	CHINA
Tin (Sn)	Timah Indonesian State Tin Corporation	INDONESIA
Tin (Sn)	Tin Co. Ltd, Minmetals Ganzhou	CHINA
Tin (Sn)	TODINI AND CO SPA	ITALY
Tin (Sn)	Ton Yi Industrial Corporation	TAIWAN
Tin (Sn)	Tong Ding Metal Company. Ltd.	CHINA
Tin (Sn)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tin (Sn)	Trade Secret	INDONESIA
Tin (Sn)	Traxys	FRANCE
Tin (Sn)	Trialco	UNITED STATES
Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company*	VIETNAM
Tin (Sn)	Umicore AG & Co KG	GERMANY
Tin (Sn)	Umicore Haboken	BELGIUM
Tin (Sn)	Umicore Precious Metals Thailand	SINGAPORE
Tin (Sn)	Uni Bros Metal Pte Ltd	SINGAPORE
Tin (Sn)	Uniforce Metal Industrial Corp.	INDONESIA
Tin (Sn)	Un-indicating	INDONESIA
Tin (Sn)	United Smelter	INDONESIA
Tin (Sn)	United States of America Univertical International (Suzhou) Co., Ltd	CHINA
Tin (Sn)	Univertical International Co., Ltd.	CHINA
Tin (Sn)	Untracore Co., Ltd.	THAILAND
Tin (Sn)	VAC Vacuumschmelze GmbH & Co KG	GERMANY
Tin (Sn)	VERTEX METALS INCORPORATION	TAIWAN
Tin (Sn)	Vishay Intertechnology	CHINA
Tin (Sn)	Vitkovicke Slevarny	CZECH REPUBLIC
Tin (Sn)	VQB Mineral and Trading Group JSC*	VIETNAM
Tin (Sn)	Wang Yu Manufacturing Co. Ltd.	TAIWAN

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Watanabe Plating co.	JAPAN
Tin (Sn)	WELLEY	TAIWAN
Tin (Sn)	Well-Lin Enterprise Co Ltd	TAIWAN
Tin (Sn)	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin (Sn)	Westfalenzinn	GERMANY
Tin (Sn)	Westmetall GmbH & Co.KG	GERMANY
Tin (Sn)	WFM Brons	NETHERLANDS
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.*	BRAZIL
Tin (Sn)	Wieland AG	GERMANY
Tin (Sn)	Wieland Metals	UNITED STATES
Tin (Sn)	Wieland-Werke AG	GERMANY
Tin (Sn)	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin (Sn)	Wilhelm Westmetall	GERMANY
Tin (Sn)	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Winter Metalle GmbH	GERMANY
Tin (Sn)	WKK PCB trading Ltd	CHINA
Tin (Sn)	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin (Sn)	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin (Sn)	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin (Sn)	Xiamen Tungsten Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin (Sn)	XiHai - Liuzhou China Tin Group Co ltd*	CHINA
Tin (Sn)	Ximao Tin Co. LTD	CHINA
Tin (Sn)	XIN WANG copper smelter	CHINA
Tin (Sn)	Xingrui Noble Metal Material CO. LTD	CHINA
Tin (Sn)	XiYue	CHINA
Tin (Sn)	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Tin (Sn)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yao Zhang Enterprise Co., Ltd.	TAIWAN
Tin (Sn)	Ye Chiu Metal (Taicang) Co., Ltd	CHINA
Tin (Sn)	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin (Sn)	Yokohama Metal Co., Ltd.	JAPAN
Tin (Sn)	YTMM	CHINA
Tin (Sn)	Yukenkougiyou	JAPAN
Tin (Sn)	Yun Nan Tin Industry Da tun Tin Mine	CHINA
Tin (Sn)	Yun Xi Group	CHINA
Tin (Sn)	Yun'an Dian'xi Tin Mine	CHINA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	CHINA
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHINA
Tin (Sn)	YunNan GeJiu Jin Ye Mineral Co., Ltd	CHINA
Tin (Sn)	Yunnan Tin Group (Holding) Company Limited*	CHINA
Tin (Sn)	Yunnan Xiangyunfeilong Non-Ferrous Metals Co. Ltd.	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tin (Sn)	Yunnan YunXi group	CHINA
Tin (Sn)	YUNSIN	CHINA
Tin (Sn)	Yuntinic Chemical GmbH	GERMANY
Tin (Sn)	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin (Sn)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin (Sn)	Zhaoyuan gold smelting co., LTD	CHINA
Tin (Sn)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin (Sn)	Zhen bo shi ye Co., LTD	CHINA
Tin (Sn)	ZhongShi	CHINA
Tin (Sn)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin (Sn)	Zhuhai Horyison Solder Co., Ltd	CHINA
Tin (Sn)	Zhuhai Quanjia	CHINA
Tin (Sn)	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin (Sn)	Zi Jin Copper	CHINA
Tin (Sn)	Zuhai Horyison Solder Co., Ltd.	CHINA
Tungsten (W)	A.L.M.T. TUNGSTEN Corp.	CHINA
Tungsten (W)	Air Product/America	UNITED STATES
Tungsten (W)	Air Product/France	FRANCE
Tungsten (W)	Air Products	CHINA
Tungsten (W)	Alta Group	UNITED STATES
Tungsten (W)	Altlantic Metals	UNITED STATES
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.*	VIETNAM
Tungsten (W)	Axis Material Limited	JAPAN
Tungsten (W)	Beijing Zenith Materials	CHINA
Tungsten (W)	Buffalo Tungsten	CHINA
Tungsten (W)	ChangChun up-optech	CHINA
Tungsten (W)	Changzhou Daily-max Battery Co., Ltd	CHINA
Tungsten (W)	Chengdu Hongbo Industrial co, Ltd	CHINA
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	China Minmetals Corp.	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA
Tungsten (W)	CWB Materials	UNITED STATES
Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.*	CHINA
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Hongfei W&Mo Materials Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA
Tungsten (W)	Ganzhou sinda W&Mo Co. Ltd.	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Global Tungsten & Powders Corp.*	UNITED STATES
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.*	CHINA
Tungsten (W)	H.C. Starck GmbH*	GERMANY
Tungsten (W)	H.C. Starck Smelting GmbH & Co.KG*	GERMANY
Tungsten (W)	Hitachi, Ltd.	JAPAN
Tungsten (W)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tungsten (W)	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin*	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA
Tungsten (W)	Hydrometallurg, JSC*	RUSSIAN FEDERATION
Tungsten (W)	Izawa	JAPAN
Tungsten (W)	Japan New Metals Co., Ltd.*	JAPAN
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Copper Company Limited	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA
Tungsten (W)	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.*	CHINA
Tungsten (W)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten (W)	Kanto Denka Kogyo Co., Ltd	JAPAN
Tungsten (W)	Kennametal Fallon*	UNITED STATES
Tungsten (W)	Kennametal Huntsville*	UNITED STATES
Tungsten (W)	Kennemetal Inc	UNITED STATES
Tungsten (W)	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Matheson Special Gas Production Co. Ltd. of Korea MGPK	KOREA, REPUBLIC OF
Tungsten (W)	Metallo-Chimique N.V.	BELGIUM
Tungsten (W)	Meterion Advanced Materials Thin Film Products	ALGERIA
Tungsten (W)	Micro 100	UNITED STATES
Tungsten (W)	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten (W)	Mitsubishi Materials Corporation	JAPAN
Tungsten (W)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten (W)	Moliren Ltd*	RUSSIAN FEDERATION
Tungsten (W)	Nanchang Cemeted Carbide Limited Liability Company	CHINA
Tungsten (W)	Niagara Refining LLC*	UNITED STATES
Tungsten (W)	NingHua XingluoKeng TungSten Mining CO., LID	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tungsten (W)	Nippon Micrometal Cop	JAPAN
Tungsten (W)	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten (W)	North American Tungsten Corporation Ltd.	CANADA
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIETNAM
Tungsten (W)	Plansee Group	AUSTRIA
Tungsten (W)	Pobedit, JSC*	RUSSIAN FEDERATION
Tungsten (W)	Praxair Surface Technologies	UNITED STATES
Tungsten (W)	PT Belitung Industri Sejahtera	INDONESIA
Tungsten (W)	PT Bukit Timah	INDONESIA
Tungsten (W)	Saganoseki Smelter & Refinery	JAPAN
Tungsten (W)	Sandvik Material Technology	SWEDEN
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.*	VIETNAM
Tungsten (W)	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten (W)	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten (W)	Sincemat Co, Ltd	CHINA
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten (W)	Sothern Carbide	UNITED STATES
Tungsten (W)	Sumitomo	CHINA
Tungsten (W)	Sumitomo Canada Limited	CANADA
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten (W)	Sunaga Tungsten	JAPAN
Tungsten (W)	Sylham	UNITED STATES
Tungsten (W)	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tungsten (W)	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.*	VIETNAM
Tungsten (W)	Tosoh	JAPAN
Tungsten (W)	Triumph Northwest	UNITED STATES
Tungsten (W)	ugitech	FRANCE
Tungsten (W)	ULVAC, Inc.	JAPAN
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd.*	VIETNAM
Tungsten (W)	Voss Metals Company, Inc	UNITED STATES
Tungsten (W)	Weartech	UNITED KINGDOM
Tungsten (W)	Williams	UNITED STATES
Tungsten (W)	Wolfram Bergbau und Hütten AG*	AUSTRIA
Tungsten (W)	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten (W)	Wort Wayne Wire Die	UNITED STATES
Tungsten (W)	Xiamen Golden Egret Speical Alloy Co., Ltd	CHINA
Tungsten (W)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA
Tungsten (W)	Xiamen Tungsten Co., Ltd.*	CHINA
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA

Metal	Smelter or Refiner Facility Name†	Location of Facility
Tungsten (W)	Yano Metal	JAPAN
Tungsten (W)	Yunnan Tin Group (Holding) Company Limited	UNITED STATES
Tungsten (W)	Zhuzhou Cemented Carbide	CHINA

† Smelter and refiner facility names as reported by the CFSI as of April 30, 2016

* Denotes smelters and refiners which have received a "conflict free" designation from an independent third party audit program as of April 30, 2016